SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): September 25, 1996

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-9466                                      13-3216325
(Commission File Number)            (IRS Employer Identification No.)


3 World Financial Center
New York, New York                                      10285
(Address of principal                                (Zip Code)
executive offices)

                    Registrant's telephone number, including
                            area code: (212) 526-7000

Item 5.  Other Events


Second Quarter Earnings

         On September 25, 1996, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its third quarter 1996 earnings (the "Earnings Release").

         Copy of the Earnings Release follows.


Item 7.  Financial Statements and Exhibits

      (c)      Exhibits

             The following Exhibits are filed as part of this Report.



               99.1     Press Release Relating to Third Quarter 1996
                        Earnings

               99.2     Consolidated Statement of Operations
                        (Three Months Ended August 31, 1996)
                        (Preliminary and Unaudited)

               99.3     Consolidated Statement of Operations
                        (Nine Months ended August 31, 1996)
                        (Preliminary and Unaudited)

               99.4     Selected Statistical Information






         The Exhibit Index to this Report is incorporated herein by reference.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LEHMAN BROTHERS HOLDINGS INC.




                                         By:  /s/ Charles B. Hintz
                                              Charles B. Hintz
                                              Chief Financial Officer
                                              (Principal Financial Officer)



Date: Sept 26, 1996

                                  EXHIBIT INDEX



Exhibit No.                         Exhibit


Exhibit 99.1                        Press Release Relating to
                                    Third Quarter 1996 Earnings

Exhibit 99.2 Consolidated Statement of Operations (Three Months Ended August 31, 1996) (Preliminary and Unaudited)


Exhibit 99.3 Consolidated Statement of Operations (Nine Months Ended August 31, 1996) (Preliminary and Unaudited)

Exhibit 99.4                        Selected Statistical Information

                                                                 EXHIBIT 99.1



                                LEHMAN BROTHERS
                                  News Release

                           ---------------------------



         For Immediate Release          MEDIA CONTACT:      William J. Ahearn
                                                            (212) 526-4379

                                        INVESTOR CONTACT:   Shaun Butler
                                                            (212) 526-8381





                             LEHMAN BROTHERS REPORTS
                     THIRD QUARTER EARNINGS OF $77 MILLION,
                             UP 15 PERCENT PER SHARE



         NEW YORK,  September 25, 1996 -- Lehman  Brothers  Holdings Inc. (NYSE:
         LEH) today reported net income of $77 million, or $0.60 per common share, for the third quarter ended August 31, 1996.

         Net income increased by 8 percent over the third quarter of 1995, with net income per share increasing by 15 percent from the year-ago quarter. Results were lower than in the 1996 second quarter, in which net income was $108 million and net income per share was $0.89. For the first nine months of 1996, net income was $289 million, an increase of 66 percent from $174 million in net income for the first nine months of 1995.

         "Volatile  conditions  in the  debt  and  equity  markets,  as  well as
         seasonal   softness  in  several   businesses,   interrupted  the  five
         consecutive quarters of higher revenues we had
                                    - more -

                                                      Second Quarter 1996/page 2

         posted," said Richard S. Fuld, Jr., Chairman and Chief Executive Officer. "However, the success of our efforts to enhance profitable growth and improve productivity are clearly evident in our results over the course of the first nine months of the year."

         Net revenues (total revenues less interest expense) for the third quarter were $722 million, down from $750 million in the third quarter of 1995 and from $833 million in the second quarter of 1996. For the first nine months of 1996, net revenues were $2.376 billion, an increase of 9 percent from $2.188 billion in the 1995 first nine months.

         Mr. Fuld noted that revenues in the third quarter were down in comparison with the 1996 second quarter due in large part to the effects of movements in interest rates on customer trading volumes, and to decisions by issuers to delay scheduled underwritings. The Firm's current forward equity calendar includes $1.9 billion in lead managed transactions, and its forward fixed income calendar includes $6.8 billion in offerings. For the third quarter, net revenues reflected continued strength in a number of the Firm's global businesses, particularly fixed income derivative activities, mortgage and asset-backed securities, and M&A advisory.

         Non-interest expenses for the quarter were $606 million. Nonpersonnel expenses for the same period were $240 million, a decrease of 8 percent from $261 million in the previous year's third quarter, and down from $242 million in the second quarter of 1996. Compensation and benefits as a percentage of net revenues remained at 50.7 percent for the sixth successive quarter.
                                    - more -

                                                     Second Quarter 1996/page 3

         "Our ability to maintain a consistent ratio of compensation and benefits to net revenues for well over a year now reflects the ongoing success of our Firmwide expense management efforts," Mr. Fuld said. "That effort is a key to consistent and sustainable improvement in the Firm's earnings and profitability. While quarterly revenue was off for a number of market-related and seasonal reasons, it is important to note that our discipline around expenses remained strong."

         For the 1996 first nine months, non-interest expense was $1.934 billion. Nonpersonnel expenses were $729 million, a decrease of 10 percent from $808 million in the first nine months of 1995.

         For the 1996 third quarter, the Firm's pre-tax margin was 16.0 percent, compared with 14.5 percent in the third quarter of 1995, and 20.2 percent in the 1996 second quarter. Return on common equity was 9.0 percent for the quarter ended August 31, 1996, compared with 8.5 percent for the third quarter of 1995, and 13.4 percent for the 1996 second quarter. For the first nine months of 1996, return on common equity was 11.5 percent.

         As of August 31, 1996, Lehman Brothers stockholders' equity was $3.741 billion and total capital (stockholders' equity and long-term debt) was $17.955 billion. Book value per common share was $27.74.

         Lehman Brothers is a global investment bank with leadership positions in corporate finance, advisory services, municipal finance and securities sales, trading and research. Lehman Brothers serves the financial needs of corporate, government and institutional clients, and high-net-worth individuals through offices in major financial centers worldwide.

                                      # # #

                                                                 EXHIBIT 99.2

LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Preliminary and Unaudited)
(In millions, except per share data)

                                       Three Months Ended         Percentage of
                                        August       August       Dollar Change
                                      31, 1996      31, 1995        Inc/(Dec)
                                    -----------    ----------       ----------
Revenues:
  Principal transactions                   $  303     $  245            24%
  Investment banking                          237        251            (6)
  Commissions                                  77        116           (34)
  Interest and dividends                    2,964      2,830             5
  Other                                         4         11           (64)
                                           ------     ------
     Total revenues                         3,585      3,453             4
  Interest expense                          2,863      2,703             6
                                            -----      -----
     Net revenues                             722        750            (4)
                                             ------    ------
Non-interest expenses:
  Compensation and benefits                   366        380            (4)
  Brokerage, commissions and clearance fees    62         59             5
  Occupancy and equipment                      37         44           (16)
  Communications                               35         43           (19)
  Professional services                        38         39            (3)
  Business development                         23         27           (15)
  Depreciation and amortization                22         26           (15)
  Other                                        23         23
                                             ------     ------
   Total non-interest expenses                606        641            (5)
                                             ------     ------
Income before taxes                           116        109             6
 Provision for income taxes                    39         38             3
                                             ------    -------
Net income                                   $ 77       $ 71             8
                                             ======     =======
Net income applicable to common stock        $ 71       $ 60            18
                                             ======     =======

Average common and common
  equivalent shares outstanding             117.2      116.2
                                            =====      =====

Earnings per common share                   $0.60      $0.52
                                            =====      =====

                                                                 EXHIBIT 99.3

LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Preliminary and Unaudited)
(In millions, except per share data)

                                        Nine Months Ended         Percentage of
                                      August 31,    August 31,     Dollar Change
                                   1996  (Note 1)    1995            Inc/(Dec)
                                   --------------   ----------    -------------
Revenues:
 Principal transactions ..................$ 1,114   $   959                  16%
 Investment banking ......................    671       540                  24
 Commissions .............................    267       342                 (22)
 Interest and dividends ..................  8,369     7,986                   5
 Other ...................................     27        36                 (25)
                                           -------   -------
    Total revenues ....................... 10,448     9,863                   6
    Interest expense .....................  8,072     7,675                   5
                                           -------   -------
       Net revenues .....................   2,376     2,188                   9
                                           -------   -------
Non-interest expenses:
 Compensation and benefits ...............  1,205     1,111                   8
 Brokerage, commissions and clearance fees    176       183                  (4)
 Occupancy and equipment .................    114       134                 (15)
 Communications ..........................    114       137                 (17)
 Professional services ...................    111       123                 (10)
 Business development ....................     75        84                 (11)
 Depreciation and amortization ...........     68        80                 (15)
 Other ...................................     71        67                   6
                                            -------   -------
   Total non-interest expenses ...........  1,934     1,919                   1
                                            -------   -------
Income before taxes ......................    442       269                  64
    Provision for income taxes ...........    153        95                  61
                                           -------   -------
Net income .............................. $   289   $   174                  66
                                           =======   =======
Net income applicable to common stock ..  $   265   $   142                  87
                                           =======   =======

Average common and common
  equivalent shares outstanding ........    116.3     112.2
                                           =======   =======

Earnings per common share ................ $  2.28    $ 1.27
                                           =======   =======


Note 1: Certain amounts have been reclassified to conform to the current presentation.

                                                                EXHIBIT 99.4

LEHMAN BROTHERS HOLDINGS INC.
SELECTED STATISTICAL INFORMATION
(Preliminary and Unaudited)
(Dollars in millions, except per share data)

                                                                               Quarters Ended

                                      8/31/96         5/31/96      2/29/96     11/30/95 (a)     8/31/95      5/31/95
Income Statement
Net Revenues                               $722         $833          $821          $755         $750       $  731
Non-Interest Expenses:
  Compensation and Benefits                 366          422           416           383          380          371
  Nonpersonnel Expenses (b)                 240          242           246           254          261          270
Net Income from Operations
   Excluding Special Items                  77           108           104            80           71           58
Net After-Tax Gain from Sale
   of Omnitel                                                                         47
Special Charges (after-tax):
   Restructuring Charge                                                              (58)
Net Income                                  77           108           104            69           71           58
Net Income Applicable to
   Common Stock                             71           102            93            58           60           48
Earnings per Common Share                $0.60         $0.89         $0.79         $0.49        $0.52        $0.43

Financial Ratios (%) (c)
Return on Common Equity
   (annualized)                            9.0          13.4          12.6           9.3          8.5          7.0
Pretax Operating Margin                   16.0          20.2          19.2          15.6         14.5         12.3
Compensation & Benefits/
   Net Revenues (d)                       50.7          50.7          50.7          50.7         50.7         50.7
Effective Tax Rate (e)                    33.6          36.0          34.0          32.5         35.0         35.5

Balance Sheet
Total Assets                          $126,000      $133,725      $128,702      $115,303     $117,518     $123,421
Total Assets Excluding
   Matched Book (f)                     90,000        89,864        84,608        79,069       80,345       83,115
Common Stockholders' Equity (g)          3,233         3,058         3,015         2,990        2,923        2,767
Total Stockholders' Equity (h)           3,741         3,566         3,523         3,698        3,631        3,475
Total Capital (long-term debt plus
   stockholders' equity)                17,955        17,135        16,994        16,463       16,528       16,257
Book Value per Common Share (i)          27.74         27.29         26.41         25.67        25.23        25.16
                                                                         f
Other Data (#s)
Employees                                7,762         7,794         7,703         7,771        8,069        8,195
Common Stock Outstanding           100,027,645   100,398,499   102,443,232   104,565,875  104,558,121  104,524,685
Average Common and Common
   Equivalent Shares Outstanding   117,205,775   114,788,688   116,932,697   117,090,034  116,157,865  110,248,747

(a) Net revenues and non-interest expenses exclude the effects of the sale of Omnitel.
(b) Excludes special items of $97 million relating to real estate- and occupancy-related expenses and severance payments in the quarter ended November 30, 1995.
(c)  Financial ratios exclude special items and Omnitel.
(d) The actual Compensation & Benefits/Net Revenues ratio, including gross proceeds and the $50 million expense related to the sale of Omnitel, was 49.0% for the quarter ended November 30, 1995.
(e) The actual tax rate, including the effects of the sale of Omnitel and the restructuring charge, was 31.3% for the quarter ended November 30, 1995.
(f)  Matched book is defined as securities purchased under agreements to resell.
(g) The increase in common stockholders' equity at 8/31/96 and 8/31/95, reflects an increase in common stock issuable due to restricted stock units granted under the Lehman Stock Award Program effective July 1.
(h) In February 1996, the Company repurchased the $200 million 8.44% Cumulative Preferred Stock owned by American Express with the proceeds from the issuance of $200 million of Quarterly Income Capital Securities Series A Subordinated Debentures with an interest rate of 8.3% maturing in 2035. The repurchase of the Preferred Stock included a premium of $2 million over the par value, which represents a one-time decrease in income available to common shareholders for purposes of calculating earnings per share.
(i) This calculation includes restricted stock units granted under the Lehman Stock Award Programs included in stockholders' equity.